                                                                          S10230

                                                                EXHIBIT 10.13(c)

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket
                                                        (Reservation Charge)

                                SERVICE AGREEMENT
                            UNDER RATE SCHEDULE CSS

         THIS AGREEMENT, made and entered into as of this 1ST day of NOVEMBER, 1993, by and between Southern Natural Gas Company, a Delaware corporation, hereinafter referred to as "Company", and Mississippi Valley Gas Company, a Mississippi corporation, hereinafter referred to as "Shipper".

                                   WITNESSETH

         WHEREAS, Company has undertaken to provide a firm storage service under
Part 284 of the Federal Energy Regulatory Commission's (Commission) Regulations; and

         WHEREAS, Shipper has requested storage service on a firm basis pursuant to Rate Schedule CSS and has submitted to Company a request for such storage service in compliance with Section 7 of Company's Rate Schedule CSS; and

         WHEREAS, Company is willing to render firm storage service to Shipper pursuant to the provisions of Rate Schedule CSS, this Agreement and Subpart G of
Part 284 of the Commission's Regulations.

         NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE I

                              QUANTITY OF SERVICE

         1.1 Subject to the terms and provisions of this Agreement and Company's Rate Schedule CSS and the General Terms and Conditions applicable thereto, Shipper has the right to maintain in Company's Storage fields under the terms of this Agreement an aggregate quantity of up to 990,472 Mcf (Maximum Storage Quantity). Company's obligation to accept gas at the Storage Point specified on Exhibit A hereto for injection into Storage on any day is limited to the available Maximum Daily Injection Quantity (MDIQ) specified on Exhibit A hereto.

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                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

         1.2 Company shall redeliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in Rate Schedule CSS, to Shipper at the Storage Point described on Exhibit A hereto. Company's obligation to withdraw gas from Storage for delivery at the Storage Point on any day is limited to the available Maximum Daily Withdrawal Quantity (MDWQ) specified on Exhibit A hereto.

                                   ARTICLE II

                             CONDITIONS OF SERVICE

         2.1 It is recognized that the storage service hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule CSS, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and Rate Schedule CSS, the terms of Rate Schedule CSS shall govern as to the point of conflict. Any limitation of storage service hereunder shall be in accordance with the priorities set out in Rate Schedule CSS.

         2.2 This Agreement shall be subject to all provisions of the General Terms and Conditions specifically made applicable to Company's Rate Schedule CSS, as such conditions may be revised from time to time. Unless Shipper requests otherwise, Company shall provide to Shipper the filings Company makes at the Commission of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule CSS.

         2.3 Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions contained in Company's FERC Gas Tariff.

         2.4 The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.

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                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

         2.5      This Agreement is subject to the provisions of Subpart G of
Part 284 of the Commission's Regulations. Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation to the other party except to complete the storage activities underway on the day of termination, to comply with the provisions of Section 7(f) of Rate Schedule CSS with respect to any of Shipper's gas remaining in Storage upon termination of this Agreement, to render reports, and to make payment for storage services rendered.

                                  ARTICLE III

                                    NOTICES

         3.1 Except as provided in Section 6.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number or facsimile machine number stated below or such other addresses, telephone numbers or facsimile machine numbers as the parties shall respectively hereafter designate in writing from time to time:

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

Company:
    Notices and General Correspondence
        Southern Natural Gas Company
        Post Office Box 2563
        Birmingham, Alabama 35202-2563
        Attention: Transportation Services Department
            Telephone No.: (205) 325-7223
            Facsimile Machine No.: (205) 325-7303

    Dispatching Notices - Nominations/Confirmations/Scheduling
        Southern Natural Gas Company
        Post Office Box 2563
        Birmingham, Alabama 35202-2563
        Attention: Transportation Services Department
            Telephone No.: (205) 325-7223
            Facsimile Machine No.: (205) 325-7303

    Emergencies/24-Hour Dispatching/
    Limitation and Penalty Notices
        Southern Natural Gas Company
        Post Office Box 2563
        Birmingham, Alabama 35202-2563
        Attention: Gas Operations Department
            Telephone No.: (205) 325-7308
            Facsimile Machine No.: (205) 325-7375
        Alternative Contact:
            (1) Attention: Gas Operations Department
                Telephone No.: (205) 325-7305
                Facsimile Machine No.: (205) 325-7375
            (2) Attention: Gas Operations Department
                Telephone No.: (205) 325-7309
                Facsimile Machine No.: (205) 325-7375

    Payments
        Southern Natural Gas Company
        Post Office Box 102502
        68 Annex
        Atlanta, Georgia 30368

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                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

Shipper:
    Notices and General Correspondence
        ATTN: RATES & GAS SUPPLY DEPT.
        P. O. BOX 3348
        JACKSON, MS 39207
            Telephone No.: (601) 961-6901
            Facsimile Machine No.: (601) 961-6995

    Dispatching Notices - Nominations/Confirmations
        TONY RICHARD, GAS CONTROL,
        P. O. BOX 3348
        JACKSON, MS 39207
            Telephone No.: (601) 961-6846
            Facsimile Machine No.: (601) 961-6995

    Dispatching Notices - Limitations
        TONY RICHARD, GAS CONTROL,
        P. O. BOX 3348
        JACKSON, MS 39207
            Telephone No.: (601) 961-6846
            Facsimile Machine No.: (601) 961-6995

    Emergencies and 24-Hour Dispatching Contact
        CHARLES A. HEAD
        P. O. BOX 3348
        JACKSON, MS 39207
            Telephone No.: (601) 961-6848
            Facsimile Machine No.:  (601) 961-6995
        Alternative Contact:
            (1) JOHNNIE BUTLER
                P. O. BOX 3348
                JACKSON, MS 39207
                   Telephone No.: (601) 961-6901
                   Facsimile Machine No.: (601) 961-6995
            (2) TONY S. RICHARD
                P. O. BOX 3348
                JACKSON, MS 39207
                   Telephone No.: (601) 961-6846
                   Facsimile Machine No.: (601) 961-6995

    Invoices
        ATTN: RATES & GAS SUPPLY DEPT.
        P. O. BOX 3348
        JACKSON, MS 39207

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

                                   ARTICLE IV

                                      TERM

                                   [AMENDED]

                                    ARTICLE V

                                  REMUNERATION

         5.1 Shipper shall pay Company monthly the charges specified in Rate Schedule CSS for the storage services rendered hereunder. Company shall notify Shipper as soon as practicable of the date service will commence hereunder, and if said date is not the first day of the month, the Deliverability Charge and Capacity Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that storage service is available. Company may agree from time to time to discount the rates charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule CSS. Said discounted rates shall be set forth on Exhibit C hereto.

         5.2 The rates and charges provided for under Rate Schedule CSS shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company shall, without any further agreement by Shipper have the right to change from time to time, all or any part of Rate Schedule CSS or the General Terms and Conditions applicable thereto, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable terms of service and rates under the Natural Gas Act. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 5.2, including the right to contest the rates or charges for the services provided under this Agreement, from time to time, in any rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the Natural Gas Act with respect to such rates or charges.

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

                                   ARTICLE VI

                                 MISCELLANEOUS

         6.1 This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

         6.2 The laws of the State of Alabama shall govern the validity, construction, interpretation, and effect of this Agreement.

         6.3 No modification of or supplement to the terms and provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties.

         6.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto. Subject to the provisions of Section 22 of the General Terms and Conditions applicable hereto, neither party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the provisions of any mortgage, deed of trust, indenture or similar instrument.

         6.5 Exhibit A, Exhibit B (if applicable) and Exhibit C (if applicable) attached to this Agreement constitutes a part of this Agreement and is incorporated herein.

         6.6 This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein. After the execution of this Agreement, each party shall make and diligently prosecute, all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the storage service which is the subject of this Agreement. Each party shall have the right to seek such governmental authorizations, as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party such information and material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall promptly provide the other party with a copy of all

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

filings, notices, approvals, and authorizations in the course of the prosecution of its filings. In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and conditions acceptable to Company or Shipper within twelve (12) months from the date of the initial application therefor, then Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such twelve-month period, but prior to the receipt of all such acceptable approvals. Such notice will be effective as of the date it is delivered to the U.S. mail for delivery by certified mail, return receipt requested.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above by the parties' respective duly authorized officers.

Attest:                                         SOUTHERN NATURAL GAS COMPANY

-s- [ILLEGIBLE]                                 By -s- [ILLEGIBLE]
--------------------------                         -----------------------------
                                                Its VICE PRESIDENT

Attest:                                         MISSISSIPPI  VALLEY GAS  COMPANY

-s- [ILLEGIBLE]                                 By -s- WARREN K. ROGERS
--------------------------                         -----------------------------
                                                Its Senior Vice President

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

                                SERVICE AGREEMENT
                            UNDER RATE SCHEDULE CSS

                                    EXHIBIT A

                                                    Maximum Daily Injection
              Storage Points                          Quantity in Mcf   (1)

              For injection, Company's                         7,619
              Muldon Storage Field
              located in Monroe County,
              Mississippi, and/or the
              Bear Creek Storage Field
              located in Bienville
              Parish, Louisiana.

(1) Shipper's MDIQ shall be subject to adjustment each day based on the quantity of gas Shipper has in Storage as follows:

Quantity in Storage                  Available MDIQ
      0 TO 198,094                        7,619
198,095 TO 396,188                        7,161
396,189 TO 594,283                        6,704
594,284 TO 792,377                        6,171
792,378 TO 990,472                        5,714

                                                    Service Agreement No. S10230
                                                          Authorization: Blanket

                                SERVICE AGREEMENT
                            UNDER RATE SCHEDULE CSS

                                                    Maximum Daily Withdrawal
                                                      Quantity in Mcf   (2)

              For withdrawal, Company's                      20,000
              Muldon Storage Field located
              in Monroe County, Mississippi,
              and/or the Bear Creek Storage
              Field located in Bienville
              Parish, Louisiana.

(2) Shipper's MDWQ shall be subject to adjustment each day based on the quantity of gas Shipper has in Storage as follows:

Quantity in Storage                     Available MDWQ
594,283 TO 990,472                          20,000
495,236 TO 594,282                          17,600
247,618 TO 495,235                          15,600
      0 TO 247,617                          11,200